SEI Reports Second-Quarter 2026 Financial Results

OAKS, Pa., July 22, 2026 – SEI Investments Company (NASDAQ:SEIC) today announced financial results for the second quarter 2026. Relative to the second quarter 2025, EPS declined by 11%, and revenue and operating income grew by 15% and 33%, respectively, with operating margin increasing to 31%. On an adjusted basis, EPS and operating income grew 38% and 36%, respectively, with the adjusted operating margin increasing to 32%.

Consolidated Overview
(In thousands, except earnings per share)	For the Three Months Ended June 30,			For the Six Months Ended June 30,
	2026	2025	%	2026	2025	%

U.S. GAAP Basis
Revenues	$641,617	$559,601	15%	$1,263,800	$1,110,945	14%
Income from operations	197,016	148,635	33%	386,502	305,732	26%
Operating margin	31%	27%	15%	31%	28%	11%
Net income attributable to SEI Investments	195,658	227,083	(14)%	370,145	378,600	(2)%
Diluted earnings per share	$1.59	$1.78	(11)%	$2.99	$2.95	1%

Non-GAAP Basis(1)
Adjusted income from operations	$206,951	$152,612	36%	$405,634	$313,158	30%
Adjusted diluted earnings per share	$1.66	$1.20	38%	$3.10	$2.40	29%
Adjusted operating margin	32%	27%	19%	32%	28%	14%
(1) See Non-GAAP Information and Reconciliations on pg 11

"SEI’s record-setting second-quarter results are evidence that the strategic and operational changes we've made over the last four years are translating into meaningful financial performance,” said CEO Ryan Hicke.
“We've been deliberate in how we allocate capital, evolve our value proposition, and focus our resources on the areas where we believe we can create sustainable competitive advantage. Those efforts are driving stronger sales quality, expanding margins, and creating greater leverage across the enterprise, while allowing us to continue investing in the capabilities, talent, and innovation that will shape SEI's future.”

Summary of Second-Quarter Results by Business Segment

(In thousands)	For the Three Months Ended June 30,			For the Six Months Ended June 30,
	2026	2025	%	2026	2025	%
Investment Managers:
Revenues	$227,679	$195,067	17%	$448,396	$387,115	16%
Expenses	136,078	121,636	12%	269,917	238,847	13%
Operating Profit	91,601	73,431	25%	178,479	148,268	20%
Operating Margin	40%	38%		40%	38%

Private Banks:
Revenues	156,879	141,449	11%	309,141	279,163	11%
Expenses	125,220	118,724	5%	245,251	233,473	5%
Operating Profit	31,659	22,725	39%	63,890	45,690	40%
Operating Margin	20%	16%		21%	16%

Investment Advisors:
Revenues	177,897	137,193	30%	347,592	273,769	27%
Expenses	101,866	75,801	34%	198,223	148,256	34%
Non-controlling interests and other, net (A)	1,361	—	NM*	2,698	—	NM
Operating Profit	74,670	61,392	22%	146,671	125,513	17%
Operating Margin	42%	45%		42%	46%

Institutional Investors:
Revenues	69,702	69,343	1%	141,218	137,849	2%
Expenses	36,826	35,857	3%	73,963	71,727	3%
Operating Profit	32,876	33,486	(2)%	67,255	66,122	2%
Operating Margin	47%	48%		48%	48%

Investments in New Businesses:
Revenues	9,460	16,549	(43)%	17,453	33,049	(47)%
Expenses	10,039	18,430	(46)%	19,232	36,926	(48)%
Operating Loss	(579)	(1,881)	(69)%	(1,779)	(3,877)	(54)%

Totals:
Revenues	$641,617	$559,601	15%	$1,263,800	$1,110,945	14%
Expenses	410,029	370,448	11%	806,586	729,229	11%
Corporate Overhead Expenses	34,572	40,518	(15)%	70,712	75,984	(7)%
Income from operations (B)	$197,016	$148,635	33%	$386,502	$305,732	26%

Adjusted income from operations	$206,951	$152,612	36%	$405,634	$313,158	30%
(A) Primarily includes non-controlling interest and earnings from equity method investments.
(B) Excludes non-controlling interests and other, net
* Variances noted "NM" indicate the percent change is not meaningful.

Second-Quarter Business Highlights:
•SEI delivered strong second-quarter results, with diluted EPS of $1.59 and adjusted diluted EPS of $1.66. On an adjusted basis, EPS increased 38% relative to the prior year, driven by strong revenue growth, margin expansion, and a 3% reduction in share count from SEI’s share repurchase program.
•Second quarter net sales events totaled $43.5 million, bringing year-to-date sales events to $110.6 million. Recurring sales events totaled $32.6 million during the quarter.
◦Private Banks generated $10.1 million of sales events, reflecting continued demand across SEI’s capabilities. Private Banking sales activity was driven by new regional banking client wins, the conversion of clients from TRUST 3000® to the SEI Wealth PlatformSM, and continued momentum for professional services.
◦Investment Managers led the quarter with $32.0 million of sales events. Approximately half came from new client wins, including continued contribution from the two large relationships announced last quarter. The remainder was driven primarily by expanded relationships with existing clients and professional services activity associated with implementing several significant wins announced over the last year. Approximately three-quarters of sales events came from alternative investments.
◦Advisors and Institutional generated negative $2.8 million of net sales events. Sales activity in newer product categories, including ETFs and SMAs, continued during the quarter, though those products generally carry lower fee rates than traditional mutual funds.
•Consolidated revenues and operating income increased by 15% and 33%, respectively, from Q2 2025. On an adjusted basis, operating income increased by 36% with adjusted operating margins increasing to 32%, up 5 percentage points from Q2 2025. Revenue increased by $82.0 million, while expenses increased by $33.6 million, reflecting strong operating leverage despite continued investment across the business.
◦Private Banking revenue increased 11% and operating profit increased 39% versus Q2 2025, as strong sales execution over the past year continued to translate into financial performance.
◦Investment Managers revenue increased 17% and operating profit increased 25% versus Q2 2025 as sales momentum translated into financial performance. Operating margin increased to 40%.
◦Investment Advisors revenue increased 30% and operating profit increased 22% versus the prior year, benefiting from higher market values and the contribution from Stratos. Excluding Stratos, Advisors margins increased by over three percentage points from Q2 2025.
◦Institutional Investors revenue increased 1% versus Q2 2025, while operating profit declined 2%, reflecting continued investment in sales and leadership initiatives.
•Ending assets under administration increased 5% during the quarter, driven by the funding of alternative mandates and market appreciation for traditional mandates. Ending assets under management increased 9.5% to $606.7 billion, driven by strong market appreciation.
•LSV generated $2.0 billion of net inflows during the quarter, driven primarily by the funding of a large new mandate. Combined with market appreciation, total LSV assets increased by nearly $17 billion during the quarter. LSV investment performance remained strong. Performance fees totaled approximately $17 million during the quarter, of which approximately $6.5 million was attributable to SEI.
•During the quarter, SEI repurchased 1.3 million shares of common stock for $112.4 million at an average price of $86.92 per share.

Earnings Conference Call
A conference call and presentation to review earnings is scheduled for 5 p.m. Eastern time on
Wednesday, July 22, 2026. A live webcast of the call will be available on SEI's Investor Relations website at ir.seic.com/events-presentations/events, where a replay will also be posted following the call.
Participants may also access the call by telephone by dialing 877-407-8293 (in the U.S.) or +1 201-689-8349 (International). Please dial in at least 10 minutes prior to the start of the call.
About SEI®
SEI (NASDAQ:SEIC) is a leading global provider of financial technology, operations, and asset management services within the financial services industry. SEI tailors its solutions and services to help clients more effectively deploy their capital—whether that’s money, time, or talent—so they can better serve their clients and achieve their growth objectives. As of June 30, 2026, SEI manages, advises, or administers approximately $2.1 trillion in assets. For more information, visit seic.com.
This release contains forward-looking statements within the meaning or the rules and regulations of the Securities and Exchange Commission. In some cases you can identify forward-looking statements by terminology, such as "may," '"will," "can," "expect," "believe," "remain," and "continue" or "appear." Our forward-looking statements include our current expectations as to:
•the degree to which, if any, the strategic and operational changes that we have made will translate into financial performance;
•whether our capital allocation strategies and investments will create sustainable competitive advantage;
•the durability of the quality of our sales, margin expansion and enterprise leverage;
•the benefits of our investments;
•the level of demand for our capabilities;
•the effects of our operating leverage;
•our investment priorities;
•LSV performance; and
•when and if we will generate net annualized recurring revenues from sales events that occurred during the quarter, as well as the amount of any such revenue.
You should not place undue reliance on our forward-looking statements, as they are based on the current beliefs and expectations of our management and subject to significant risks and uncertainties, many of which are beyond our control or are subject to change. Although we believe the assumptions upon which we base our forward-looking statements are reasonable, they could be inaccurate. We undertake no obligation to update our forward-looking statements. Some of the risks and important factors that could cause actual results to differ from those described in our forward-looking statements can be found in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission.

Investor contact:	Media contact:

Brad Burke	Alicia Rudd
SEI	SEI
+1610-676-5350	+1 610-676-3887
bburke2@seic.com	arudd@seic.com

SEI INVESTMENTS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data) (Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2026	2025	2026	2025

Asset management, admin. and distribution fees	$513,482	$437,543	$1,011,466	$869,686
Information processing and software servicing fees	128,135	122,058	252,334	241,259

Total revenues	641,617	559,601	1,263,800	1,110,945

Subadvisory, distribution and other asset mgmt. costs	59,980	49,709	116,726	97,241
Software royalties and other information processing costs	9,677	9,191	19,609	18,272
Compensation, benefits and other personnel	207,839	199,574	414,154	390,358
Stock-based compensation	16,313	13,891	30,809	28,029
Consulting, outsourcing and professional fees	56,269	56,942	110,672	112,943
Data processing and computer related	46,862	41,801	91,735	81,120
Facilities, supplies and other costs	21,453	21,744	41,775	40,499
Amortization	19,137	10,449	37,491	21,159
Depreciation	7,071	7,665	14,327	15,592

Total expenses	444,601	410,966	877,298	805,213

Income from operations	197,016	148,635	386,502	305,732

Net gain from investments	3,550	1,759	3,181	2,252
Interest and dividend income	7,012	9,283	14,174	19,504
Interest expense	(562)	(92)	(1,035)	(277)
Gain on sale of business	—	94,412	—	94,412
Other income	—	4,500	450	4,500
Equity in earnings of unconsolidated affiliates	38,694	33,640	71,170	62,387
Net gain from consolidated variable interest entities	7,475	—	9,554	—

Income before income taxes	253,185	292,137	483,996	488,510

Income taxes	53,645	65,054	107,669	109,910

Net income	$199,540	$227,083	$376,327	$378,600

Less: Net income attributable to non-controlling interests	3,882	—	6,182	—

Net income attributable to SEI Investments Company	$195,658	$227,083	$370,145	$378,600

Basic earnings per common share	$1.63	$1.82	$3.06	$3.02

Shares used to calculate basic earnings per share	120,339	124,470	120,999	125,516

Diluted earnings per common share	$1.59	$1.78	$2.99	$2.95

Shares used to calculate diluted earnings per share	123,334	127,278	123,914	128,364

Dividends declared per common share	$0.52	$0.49	$0.52	$0.49

SEI INVESTMENTS COMPANY
CONSOLIDATED CONDENSED BALANCE SHEETS
(In thousands) (Unaudited)

	June 30,	December 31,
	2026	2025
Assets
Current Assets:
Cash and cash equivalents	$395,664	$399,804
Receivables from investment products	60,535	63,317
Receivables, net	783,400	709,748
Securities owned	25,532	33,777
Other current assets	78,095	66,691
Total Current Assets	1,343,226	1,273,337

Property and Equipment, net	151,885	150,434
Operating Lease Right-of-Use Assets	32,345	26,447
Capitalized Software, net	227,215	234,272
Investments	318,909	428,004
Assets of Consolidated Variable Interest Entities	206,955	183,994
Goodwill	389,420	354,989
Intangible assets, net	470,524	368,272
Other Assets, net	183,859	240,095
Total Assets	$3,324,338	$3,259,844

Liabilities, Redeemable Non-controlling Interests and Equity
Current Liabilities:
Accounts payable	$10,547	$5,404
Accrued liabilities	225,607	359,823
Current portion of long-term debt	3,487	—
Current portion of long-term operating lease liabilities	10,169	8,677
Deferred revenue	15,718	13,307
Total Current Liabilities	265,528	387,211
Long-term Debt	29,483	—
Liabilities of Consolidated Variable Interest Entities	121,300	108,504
Other Long-term Liabilities	61,128	60,353
Total Liabilities	477,439	556,068

Redeemable Non-controlling Interests	311,027	243,959

Equity:
Shareholders' Equity:
Common stock, $0.01 par value, 750,000 shares authorized; 119,977 and 122,232 shares issued and outstanding	1,200	1,222
Capital in excess of par value	1,714,294	1,678,787
Retained earnings	813,820	792,280
Accumulated other comprehensive loss, net	(29,616)	(24,505)
Total SEI Shareholders' Equity	2,499,698	2,447,784
Non-controlling interests	36,174	12,033
Total Equity	$2,535,872	$2,459,817
Total Liabilities, Redeemable Non-controlling Interests and Equity	$3,324,338	$3,259,844

SEI INVESTMENTS COMPANY
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(In thousands) (Unaudited)

	For the Six Months Ended June 30,
	2026	2025
Cash flows from operating activities:
Net income	$376,327	$378,600
Adjustments to reconcile net income to net cash provided by operating activities:	(28,960)	(135,595)
Net cash provided by operating activities	$347,367	$243,005
Net cash provided by investing activities	$16,863	$65,268
Net cash used in financing activities	($356,918)	($419,220)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(5,406)	17,103
Net change in cash and cash equivalents and cash and cash equivalents held at consolidated variable interest entities	1,906	(93,844)
Cash, cash equivalents and cash and cash equivalents held at consolidated variable interest entities, beginning of period	470,595	840,193
Cash, cash equivalents and cash and cash equivalents held at consolidated variable interest entities, end of period	$472,501	$746,349

Reconciliation of Cash, cash equivalents and cash and cash equivalents held at consolidated variable interest entities to the Consolidated Balance Sheets:	June 30,	December 31,
	2026	2025
Cash and cash equivalents	$395,664	$399,804
Cash and cash equivalents held at consolidated variable interest entities	76,837	70,791
Total cash and cash equivalents and cash and cash equivalents held at consolidated variable interest entities	$472,501	$470,595

ENDING ASSET BALANCES
(In millions) (Unaudited)

	Jun. 30	Sep. 30	Dec. 31	Mar. 31	Jun. 30
	2025	2025	2025	2026	2026
Investment Managers:
Collective trust fund programs (A)	$225,690	$237,964	$243,244	$243,900	$265,265
Liquidity funds	307	418	579	536	464
Total assets under management	$225,997	$238,382	$243,823	$244,436	$265,729
Client assets under administration	1,128,325	1,204,843	1,239,606	1,284,781	1,351,307
Total assets	$1,354,322	$1,443,225	$1,483,429	$1,529,217	$1,617,036

Private Banks:
Equity and fixed-income programs	$27,839	$28,408	$29,832	$29,753	$32,520
Collective trust fund programs	3	3	3	4	4
Liquidity funds	2,796	2,802	2,099	2,178	1,709
Total assets under management	$30,638	$31,213	$31,934	$31,935	$34,233
Client assets under administration	8,431	8,902	9,115	9,143	9,405
Total assets	$39,069	$40,115	$41,049	$41,078	$43,638

Investment Advisors:
Equity and fixed-income programs	$80,618	$85,245	$86,879	$86,612	$94,390
Liquidity funds	3,457	3,391	3,561	3,485	3,391
Total Platform assets under management	$84,075	$88,636	$90,440	$90,097	$97,781
Platform-only assets	29,848	32,152	33,582	34,070	38,308
Platform-only assets-deposit program	2,155	2,165	2,461	2,294	2,358
Total Platform assets	$116,078	$122,953	$126,483	$126,461	$138,447

Institutional Investors:
Equity and fixed-income programs	$80,112	$82,676	$84,254	$82,195	$86,690
Liquidity funds	1,768	1,580	1,604	1,503	1,559
Total assets under management	$81,880	$84,256	$85,858	$83,698	$88,249
Client assets under advisement	6,090	6,564	3,598	3,549	3,790
Total assets	$87,970	$90,820	$89,456	$87,247	$92,039

Investments in New Businesses:
Equity and fixed-income programs	$2,867	$2,999	$3,044	$3,087	$3,351
Liquidity funds	244	244	316	252	236
Total assets under management	$3,111	$3,243	$3,360	$3,339	$3,587
Client assets under advisement	2,593	2,452	2,389	2,185	2,506
Total assets	$5,704	$5,695	$5,749	$5,524	$6,093

LSV Asset Management:
Equity and fixed-income programs (B)	$91,795	$95,801	$99,196	$100,567	$117,146

Stratos Wealth Holdings (E)	$—	$—	$38,637	$38,291	$41,889

Total:
Equity and fixed-income programs (C)	$283,231	$295,129	$303,205	$302,214	$334,097
Collective trust fund programs	225,693	237,967	243,247	243,904	265,269
Liquidity funds	8,572	8,435	8,159	7,954	7,359
Total assets under management	$517,496	$541,531	$554,611	$554,072	$606,725
Client assets under advisement	8,683	9,016	5,987	5,734	6,296
Client assets under administration (D)	1,136,756	1,213,745	1,248,721	1,293,924	1,360,712
Platform-only assets	32,003	34,317	36,043	36,364	40,666
Stratos Wealth Holdings	—	—	38,637	38,291	41,889
Total assets	$1,694,938	$1,798,609	$1,883,999	$1,928,385	$2,056,288
(A)Collective trust fund program assets in the Investment Managers segment are included in assets under management since SEI is the trustee. Fees earned on this product are less than fees earned on customized asset management programs.
(B)Equity and fixed-income programs include $1.5 billion of assets managed by LSV in which fees are based solely on performance and are not calculated as an asset-based fee (as of June 30, 2026).
(C)Equity and fixed-income programs include $8.9 billion of assets in various asset allocation funds (as of June 30, 2026).
(D)    In addition to the assets presented, SEI also administers an additional $14.3 billion in Funds of Funds assets on which SEI does not earn an administration fee (as of June 30, 2026).
(E)    Beginning June 30, 2026, assets related to Stratos Wealth Holdings are no longer reported on a one month lag. Prior period asset balances have been revised to conform with the current period presentation.

AVERAGE ASSET BALANCES
(In millions) (Unaudited)

	2nd Qtr.	3rd Qtr.	4th Qtr.	1st Qtr.	2nd Qtr.
	2025	2025	2025	2026	2026
Investment Managers:
Collective trust fund programs (A)	$215,085	$231,088	$240,285	$248,851	$259,655
Liquidity funds	288	385	492	565	506
Total assets under management	$215,373	$231,473	$240,777	$249,416	$260,161
Client assets under administration	1,098,925	1,174,961	1,225,392	1,280,581	1,332,630
Total assets	$1,314,298	$1,406,434	$1,466,169	$1,529,997	$1,592,791

Private Banks:
Equity and fixed-income programs	$26,533	$28,051	$29,087	$30,696	$32,005
Collective trust fund programs	3	3	3	3	4
Liquidity funds	2,771	2,834	2,371	2,150	1,717
Total assets under management	$29,307	$30,888	$31,461	$32,849	$33,726
Client assets under administration	8,266	8,665	8,977	9,282	9,455
Total assets	$37,573	$39,553	$40,438	$42,131	$43,181

Investment Advisors:
Equity and fixed-income programs	$76,629	$82,735	$85,896	$88,403	$92,424
Liquidity funds	3,464	3,378	3,418	3,518	3,338
Total Platform assets under management	$80,093	$86,113	$89,314	$91,921	$95,762
Platform-only assets	27,288	30,874	33,022	34,485	36,768
Platform-only assets-deposit program	2,152	2,136	2,135	2,309	2,273
Total Platform assets	$109,533	$119,123	$124,471	$128,715	$134,803

Institutional Investors:
Equity and fixed-income programs	$77,843	$80,802	$83,739	$84,393	$85,302
Liquidity funds	1,853	1,810	1,947	1,941	1,702
Total assets under management	$79,696	$82,612	$85,686	$86,334	$87,004
Client assets under advisement	5,841	6,274	5,413	3,657	3,703
Total assets	$85,537	$88,886	$91,099	$89,991	$90,707

Investments in New Businesses:
Equity and fixed-income programs	$2,732	$2,934	$3,021	$3,106	$3,260
Liquidity funds	244	255	288	319	258
Total assets under management	$2,976	$3,189	$3,309	$3,425	$3,518
Client assets under administration (E)	14,917	—	—	—	—
Client assets under advisement	2,329	2,428	2,408	2,335	2,425
Total assets	$20,222	$5,617	$5,717	$5,760	$5,943

LSV Asset Management:
Equity and fixed-income programs (B)	$89,422	$92,969	$97,304	$104,619	$115,862

Stratos Wealth Holdings (F)	$—	$—	$38,507	$39,317	$40,559

Total:
Equity and fixed-income programs (C)	$273,159	$287,491	$299,047	$311,217	$328,853
Collective trust fund programs	215,088	231,091	240,288	248,854	259,659
Liquidity funds	8,620	8,662	8,516	8,493	7,521
Total assets under management	$496,867	$527,244	$547,851	$568,564	$596,033
Client assets under advisement	8,170	8,702	7,821	5,992	6,128
Client assets under administration (D)	1,122,108	1,183,626	1,234,369	1,289,863	1,342,085
Platform-only assets	29,440	33,010	35,157	36,794	39,041
Stratos Wealth Holdings	—	—	38,507	39,317	40,559
Total assets	$1,656,585	$1,752,582	$1,863,705	$1,940,530	$2,023,846
(A)    Collective trust fund program average assets in the Investment Managers segment are included in assets under management since SEI is the trustee. Fees earned on this product are less than fees earned on customized asset management programs.
(B)    Equity and fixed-income programs during second-quarter 2026 include $1.4 billion of average assets managed by LSV in which fees are based solely on performance and are not calculated as an asset-based fee.
(C)    Equity and fixed-income programs include $8.6 billion of average assets in various asset allocation funds during second-quarter 2026.
(D)    In addition to the assets presented, SEI also administers an additional $13.8 billion of average assets in Funds of Funds assets during second-quarter 2026 on which SEI does not earn an administration fee.
(E)    Client assets under administration related to the Family Office Services business divested on June 30, 2025.
(F)    Beginning in second-quarter 2026, average assets related to Stratos Wealth Holdings are no longer reported on a one month lag. Prior period average assets have been revised to conform with the current period presentation.

SALES EVENTS
(In thousands) (Unaudited)

Net Recurring Sales Events

	2nd Qtr.	3rd Qtr.	4th Qtr.	1st Qtr.	2nd Qtr.
	2025	2025	2025	2026	2026
Investment Processing-related Businesses:
Investment Managers	$21,928	$27,460	$19,150	$46,848	$27,856
Private Banks	254	(6,713)	5,670	1,571	4,207
Total Investment Processing-related Businesses	$22,182	$20,747	$24,820	$48,419	$32,063

Asset Management-related Businesses:
Private Banks-AMD	($174)	($1,674)	($1,567)	$1,983	$2,938
Investment Advisors	(1,654)	1,230	(728)	7,044	(1,685)
Institutional Investors	2,544	(594)	(5,025)	(2,935)	(1,102)
Total Asset Management-related Businesses	$716	($1,038)	($7,320)	$6,092	$151

Newer Initiatives:
Investments in New Businesses	$1,245	$1,208	$1,248	$2,631	$361

Total Net Recurring Sales Events	$24,143	$20,917	$18,748	$57,142	$32,575

Professional Services Sales Events

	2nd Qtr.	3rd Qtr.	4th Qtr.	1st Qtr.	2nd Qtr.
	2025	2025	2025	2026	2026
Investment Processing-related Businesses:
Investment Managers	$1,102	$2,465	$1,347	$3,672	$4,179
Private Banks	2,373	7,087	23,409	4,950	5,934
Total Investment Processing-related Businesses	$3,475	$9,552	$24,756	$8,622	$10,113

Newer Initiatives:
Investments in New Businesses	$1,552	$71	$95	$1,389	$768

Total Professional Services Sales Events	$5,027	$9,623	$24,851	$10,011	$10,881

Total Sales Events

	2nd Qtr.	3rd Qtr.	4th Qtr.	1st Qtr.	2nd Qtr.
	2025	2025	2025	2026	2026
Investment Processing-related Businesses:
Investment Managers	$23,030	$29,925	$20,497	$50,520	$32,035
Private Banks	2,627	374	29,079	6,521	10,141
Total Investment Processing-related Businesses	$25,657	$30,299	$49,576	$57,041	$42,176

Asset Management-related Businesses:
Private Banks-AMD	($174)	($1,674)	($1,567)	$1,983	$2,938
Investment Advisors	(1,654)	1,230	(728)	7,044	(1,685)
Institutional Investors	2,544	(594)	(5,025)	(2,935)	(1,102)
Total Asset Management-related Businesses	$716	($1,038)	($7,320)	$6,092	$151

Newer Initiatives:
Investments in New Businesses	$2,797	$1,279	$1,343	$4,020	$1,129

Total Sales Events	$29,170	$30,540	$43,599	$67,153	$43,456

Non-GAAP Information & Reconciliations
(In thousands, except per share data) (Unaudited)
We present certain non‑GAAP financial measures to supplement the consolidated financial statements prepared in accordance with GAAP. Management believes these measures provide useful information to investors by enhancing the understanding of our core operating performance and facilitating comparisons across reporting periods. These non‑GAAP measures are also used by our management to evaluate operating results, allocate resources, and assess performance against strategic objectives.
These non-GAAP financial measures should be viewed in addition to, and not as a substitute for, reported results prepared in accordance with GAAP.
The following schedules reconcile U.S. GAAP financial measures to non-GAAP financial measures for the three and six months ended June 30, 2026 and 2025:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2026	2025	2026	2025
Net income attributable to SEI Investments Company (U.S. GAAP basis)	$195,658	$227,083	$370,145	$378,600
Non-GAAP adjustments:
Acquisition-related:
Third party costs (A)	—	820	—	820
Intangible assets amortization & impairments (B)	7,057	3,157	13,691	6,606
Total acquisition-related	7,057	3,977	13,691	7,426
Gain on sale of asset/business (C)	—	(94,412)	—	(94,412)
Litigation settlements and insurance proceeds (D)	3,808	(4,500)	3,808	(4,500)
Income tax effect (E)	(2,338)	21,142	(3,891)	20,354
Adjusted net income attributable to SEI Investments Company (non-GAAP basis)	$204,185	$153,290	$383,753	$307,468

Diluted EPS (U.S. GAAP basis)	$1.59	$1.78	$2.99	$2.95
Adjusted diluted EPS (non-GAAP basis)	$1.66	$1.20	$3.10	$2.40
Diluted weighted average shares outstanding	123,334	127,278	123,914	128,364

Income from operations (U.S. GAAP Basis)	$197,016	$148,635	$386,502	$305,732
Operating margin (U.S. GAAP Basis)	31%	27%	31%	28%
Non-GAAP adjustments:
Acquisition-related:
Third party costs (A)	—	820	—	820
Intangible assets amortization & impairments (B)	9,935	3,157	19,132	6,606
Total acquisition-related	9,935	3,977	19,132	7,426
Adjusted income from operations (non-GAAP Basis)	$206,951	$152,612	$405,634	$313,158
Adjusted operating margin (non-GAAP basis)	32%	27%	32%	28%
(A)    This non-GAAP adjustment removes incremental and directly attributable costs incurred to execute acquisitions, such as third-party advisory, legal, accounting, valuation, and due diligence. For 2025, this non-GAAP adjustment consisted of the legal costs, advisory fees, and due diligence fees in relation to the Stratos acquisition. Management believes adjusting for these charges helps the reader's ability to understand our core operating results and increases comparability quarter to quarter.
(B)    This non-GAAP adjustment removes the impact of amortization expense associated with acquired intangible assets (e.g., customer relationships, technology, trade names). This non-GAAP adjustment removes only amortization recorded in the current period related to acquired intangibles from prior acquisitions. The non-GAAP adjustments in 2026 include the amortization of the acquired intangibles from the Stratos acquisition, which closed in December 2025. Management included the Stratos related amortization expense net of the 42.5% NCI adjustment for the adjusted EPS calculation. However, this adjustment is not inclusive of the NCI portion for adjusted operating margin. The associated revenues are not adjusted. Management believes adjusting for these charges helps the reader's ability to understand our core operating results and increases comparability quarter to quarter.
(C)    This non-GAAP adjustment removes realized gains on the sale of assets owned or entities under our control, out of the normal course of business. In 2025, the adjustment consisted of the realized gain from the sale of Family Office Services (FOS). Management believes adjusting for these gains helps the reader's ability to understand our core operating results and increases comparability quarter to quarter.
(D)    This non-GAAP adjustment removes individually significant litigation settlements and insurance proceeds. In 2026, this non-GAAP adjustment was related to litigation settlements. In 2025, this non-GAAP adjustment consisted of a $4.5M settlement related to a vendor matter. Management included both of these transactions as non-GAAP adjustments since they were both out of the normal course of business. Management believes adjusting for these items helps the reader's ability to understand our core operating results and increases comparability quarter to quarter.
(E)    Income tax effects are presented as a separate reconciling item (not netted within each adjustment). For performance measures, the tax effect reflects current and deferred tax expense commensurate with the adjusted measure of profitability. The methodology used (e.g., statutory rate, effective rate, or discrete item approach) is consistently applied. All of the above items use a systematic approach.